UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 1, 2018

SOLBRIGHT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27587	22-3586087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, 26th Floor Newark, NJ 07102
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(973) 339-3855
N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.     Changes in Registrant’s Certifying Accountant

Effective as of October 1, 2018, Solbright Group, Inc., a Delaware corporation (the “Company”), dismissed RBSM LLP (“RBSM”) as the independent registered public accounting firm engaged to audit the Company’s financial statements. RBSM’s dismissal was approved by the Company’s board of directors (“Board”).

RBSM had served as the Company’s independent auditors since January 2016. RBSM’s reports on the Company’s financial statements for the fiscal years ended May 31, 2018 and 2017, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included explanatory paragraphs with respect to the Company’s ability, in light of its accumulated losses and negative cash flows from operations, to continue as a going concern.

During the fiscal years ended May 31, 2018 and 2017, and through October 1, 2018, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s satisfaction, would have caused RBSM to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that RBSM provide a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of RBSM’s letter, dated October 1, 2018, is filed herewith as Exhibit 16.1.

Effective as of October 1, 2018, the Company engaged Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the fiscal year ended May 31, 2019.

During the Company’s two most recent fiscal years, and through October 1, 2018, neither the Company nor anyone on its behalf has consulted with Friedman regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from RBSM LLP to the Securities and Exchange Commission, dated October 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2018	SOLBRIGHT GROUP, INC.

	By:	/s/ Terrence DeFranco
Name: Terrence DeFranco Title: President

3